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Exhibit 10(12)

                 FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND
                       RESTATED AIRCRAFT AND ENGINE LOAN
                            AND SECURITY AGREEMENT


          THIS FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT (this "Amendment") made and entered into this 8th day of May, 1996 by and between FINOVA CAPITAL CORPORATION (formerly GREYHOUND FINANCIAL CORPORATION) (the "Lender"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at 1850 North Central Avenue, Phoenix, Arizona 85002 and TOWER AIR, INC. (The "Borrower"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at Hangar No. 17, John F. Kennedy International Airport, Jamaica, New York 11430.

                                  WITNESSETH:


          WHEREAS, the Borrower and the Lender have previously entered into the Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of March 25, 1996 (the "Loan Agreement");

          WHEREAS, the Borrower desires to borrow from the Lender an additional $21,000,000.00 (the "N616FF Loan") pursuant to the terms of that certain Aircraft Loan and Security Agreement dated as of May 8, 1996 between the Borrower and the Lender; and

          WHEREAS, it is a condition precedent to the Lender's obligation to make the N616FF Loan to the Borrower that the Borrower enter into this Amendment.

          NOW, THEREFORE, the undersigned hereto agree as follows:

1.  DEFINITIONS.
    -----------

          Capitalized terms used herein unless otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.
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    2.    AMENDMENTS TO LOAN AGREEMENT.
          -----------------------------


          2.1 Section 1.1 of the Loan Agreement is amended by inserting immediately after the term "Loan Agreement [613FF/N617FF]" a new definition which reads as follows:

                                 "Loan Agreement [N616FF]: shall mean that certain Aircraft Loan and Security Agreement dated as of May 8, 1996 between the Borrower and the Lender."


          2.2 Section 8.1 of the Loan Agreement is amended by: (i) deleting the word "or" at the end of clause (k) thereof; (ii) deleting the period at the end of clause (l) thereof and inserting "; or" in place thereof and (iii) inserting immediately after clause (l) a new clause (m) which reads as follows"

          "(m) an "Event of Default" under and as defined in the Loan Agreement [N616FF] has occurred and be continuing."


          3.  ACKNOWLEDGMENTS AND CONFIRMATIONS.
              ---------------------------------

              3.1 All references in the Loan Agreement and every other agreement, instrument and document executed and delivered by Borrower in connection therewith, to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended hereby.

              3.2 The Loan Agreement and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.

          4.  MISCELLANEOUS.
              -------------

              4.1 Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms, and each of the Borrower and Lender hereby ratify and affirm all of the terms and conditions of the Loan Agreement as amended hereby.
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              4.2   THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

              4.3 This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

              4.4 Time is of the essence with respect to the terms and provisions of this Amendment.
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          IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement as of the day and year first above written.


                                 TOWER AIR, INC.



                                 By  /s/ Josephina M.  Essex
                                    --------------------------------
                                 Title: Chief Financial Officer
                                 Tax ID No.: 11-262-1046



                                 FINOVA CAPITAL CORPORATION



                                 By /s/ Kathy A. Gross
                                   ---------------------------------
                                 Title: Vice President